Exhibit 99.2

FOR IMMEDIATE RELEASE

HC2 to Explore Strategic Alternatives for Global Marine Subsidiary

Deutsche Bank and ABN AMRO Engaged as Joint Advisors

NEW YORK, October 22, 2018 (GlobeNewswire) - HC2 Holdings, Inc. (“HC2”) (NYSE:HCHC), a diversified holding company, announced today that it is exploring strategic alternatives, including a potential sale, for its Global Marine subsidiary.
As part of this process, Global Marine Holdings, LLC (d/b/a Global Marine Group) (“Global Marine”), a leading provider of offshore engineering services to the telecommunications, renewables and oil & gas industries through its operating subsidiary Global Marine Systems Limited, has engaged Deutsche Bank Securities Inc. (“Deutsche Bank”) and ABN AMRO Bank N.V. (“ABN AMRO”) as joint advisors to explore strategic alternatives for the business.
“Since our acquisition four years ago, the management team at Global Marine has repositioned and strengthened itself by securing and maintaining leadership positions in various key growth markets, a testament to the strength of this business and the quality and focus of the team,” said Philip Falcone, HC2’s Chairman, Chief Executive Officer and President. “They’ve renewed the fleet of marine assets through strategic acquisitions and re-organized the business to pursue attractive growth opportunities, all while substantially reducing debt that was assumed during the acquisition. We believe exploring strategic options now will clearly position the next buyer to strategically capitalize on the next phase of growth of the Global Marine business, while allowing current investors an opportunity to realize substantial value creation since the acquisition in 2014. Reducing HC2’s debt cost of capital has been a top priority of ours, and we believe monetizing this asset will get us above and beyond that important goal.”
Mr. Falcone continued, “We’ve been delighted to be part of the Global Marine journey and having reviewed what we believe are incredible prospects for this business, we believe that now is the right time to explore strategic alternatives to support the growth trajectory of the business set by Executive Chairman, Dick Fagerstal, and long-term Chief Executive Officer, Ian Douglas.”
Since the acquisition of Global Marine by HC2, Global Marine has realized significant success across its business, including the following key initiatives and accomplishments:

•	Successfully renewed all three of its critical, long-term telecom maintenance agreements, representing approximately half of the world’s contracted telecom maintenance zones

•	Installed numerous telecom cables for key customers, including its various joint venture partners

•	Replaced two marine installation vessels with newer assets (Global Symphony and C.S. Recorder)

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Re-entered the offshore power market through the acquisition of CWind in 2016, creating a platform to address compelling growth opportunities in the global market for offshore power construction and operations, installation, repair and maintenance services

•	Subsequently secured a number of long-term offshore power contracts with major utility and development companies

•	Created CWind Taiwan, a joint venture with IOVTEC, to pursue significant offshore wind opportunities in the Asia Pacific region

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Following the acquisition of Fugro’s trenching and cable laying business in exchange for an equity stake in Global Marine by Fugro N.V in 2017, won and delivered several offshore power cable installation projects and currently building a significant pipeline of work in this growth market

•	Recently formed a new business group, Global Offshore, to pursue installation and maintenance opportunities in the rebounding oil and gas markets

•	Solid backlog, including backlog from Global Marine’s Huawei Marine joint venture

“We very much welcome this decision from HC2 to explore strategic options to support the continued growth of the Global Marine Group platform,” said Ian Douglas, Chief Executive Officer of Global Marine. “Together, we have strengthened the business and grown across our target markets and we believe we have a great opportunity to accelerate our growth with our experienced and proven management team, strong balance sheet, enhanced and upgraded portfolio of marine assets and a solid pipeline of secured and potential project opportunities.”
About HC2
HC2 Holdings, Inc. is a publicly traded (NYSE:HCHC) diversified holding company, which seeks opportunities to acquire and grow businesses that can generate long-term sustainable free cash flow and attractive returns in order to maximize value for all stakeholders. HC2 has a diverse array of operating subsidiaries across eight reportable segments, including Construction, Marine Services, Energy, Telecommunications, Life Sciences, Broadcasting, Insurance and Other. HC2’s largest operating subsidiaries include DBM Global Inc., a family of companies providing fully integrated structural and steel construction services, and Global Marine Systems Limited, a leading provider of engineering and underwater services on submarine cables. Founded in 1994, HC2 is headquartered in New York, New York. Learn more about HC2 and its portfolio companies at www.hc2.com.
About Global Marine Group
The Global Marine Group (GMG) is part of Global Marine Systems Limited, which is an operating subsidiary of HC2 Holdings Inc. (NYSE: HCHC). GMG is a market leader in offshore engineering and is recognized as a high quality, independent strategic partner across multiple sectors. GMG consists of three business units; Global Marine, providing subsea fiber optic cable solutions to the telecommunications industry, CWind, delivering power cable and asset management services topside and subsea to the offshore renewables and utilities markets, and Global Offshore, delivering the trenching and power cable laying services to the oil & gas sector.
GMG has two joint ventures in China with S.B. Submarine Systems (SBSS) and Huawei Marine Networks (HMN), demonstrating its true global reach and integrated operations. The combined experience and knowledge has led to significant embedded intellectual property and an enviable track record of quality operations.
GMG has an outstanding record in health & safety and proudly hold the RoSPA Order of Distinction, following 19 consecutive years of receiving their Gold Standard in recognition of outstanding occupational health & safety standards.
GMG is in a unique position, owning the world’s largest independent marine contracting fleet including four specialist cable installation and repair vessels, four maintenance vessels and 21 CTVs. With a workforce that has an impressive total of over 6,300 years of service, and an average service length of approximately 12 years.
GMG boasts a number of industry achievements, from installing the first subsea cable in 1850, being part of the consortium that invented the universal joint, and right through to today, finding solutions for client challenges such as blade repair for offshore wind turbines. GMG aspires to achieve its vision ‘Engineering a clean and connected future.’
For more information about the Global Marine Group, Global Marine, CWind and Global Offshore, please visit our websites at www.globalmarine.group, www.globalmarine.co.uk, www.cwind.global and www.globaloffshore.co.uk.
Cautionary Statement Regarding Forward-Looking Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This release contains, and certain oral statements made by HC2’s representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this press release include, without limitation, statements regarding HC2’s expectation regarding building shareholder value and future cash and invested assets. Such statements are based on the beliefs and assumptions of HC2’s management and the management of HC2’s subsidiaries and portfolio companies. HC2 believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and HC2’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of HC2’s financial statements; the fact that HC2 has historically identified material weaknesses in its internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of

HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition opportunities; HC2’s ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in HC2’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and HC2’s other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release.
You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
For information on HC2 Holdings, Inc., please contact:
Andrew G. Backman
Managing Director
Investor Relations & Public Relations
abackman@hc2.com
212-339-5836